UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 18, 2011
Express Scripts, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20199 (Commission File Number)	43-1420563 (I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO (Address of principal executive offices)		63121 (Zip Code)

Registrant’s telephone number, including area code		314-996-0900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 20, 2011, Express Scripts, Inc., a Delaware corporation (“Express Scripts”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), as amended on November 7, 2011, with Medco Health Solutions, Inc., a Delaware corporation (“Medco”), Aristotle Holding, Inc., a Delaware corporation and wholly owned subsidiary of Express Scripts (“Aristotle Holding”), Aristotle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Aristotle Holding, and Plato Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Aristotle Holding.
The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Aristotle Merger Sub, Inc. will merge with and into Express Scripts (the “Express Scripts Merger”), with Express Scripts as the surviving corporation, and (immediately thereafter) Plato Merger Sub, Inc. will merge with and into Medco (the “Medco Merger” and, collectively with the Express Scripts Merger, the “Mergers”), with Medco as the surviving corporation. As a result of the Mergers, both Medco and Express Scripts will become wholly owned subsidiaries of Aristotle Holding.
On November 14, 2011, Amendment No. 1 to the Registration Statement on Form S-4 (which contains a preliminary joint proxy statement/prospectus) was filed by Aristotle Holding in connection with the proposed combination of Express Scripts and Medco, as contemplated by the Merger Agreement. On November 15, 2011, the Staff of the Securities Exchange Commission (the “Commission”) granted the request of Aristotle Holding to accelerate the effectiveness of the Form S-4.
Express Scripts has established December 21, 2011 as the date of the special meeting of its stockholders to vote upon adoption of the Merger Agreement and the related matter specified in the notice of the special meeting of Express Scripts stockholders accompanying the joint proxy/prospectus. Express Scripts has established November 4, 2011 as the record date for its special meeting of stockholders. Express Scripts stockholders of record at the close of business on November 4, 2011 will be entitled to notice of and to vote at the Express Scripts special meeting, or any adjournment or postponement of the special meeting. Express Scripts anticipates that it will begin mailing the joint proxy statement/prospectus and accompanying proxy card to its stockholders on or about November 18, 2011.
On November 18, 2011, Aristotle Holding’s filed a revised prospectus pursuant to Rule 424(b) of the Securities Act of 1933 (the “Securities Act”) in order to make available the document that will be mailed to the stockholders of each of Express Scripts and Medco in connection with the respective special meetings of each company’s stockholders. The revised prospectus included in the 424(b) filing incorporates certain changes to the joint proxy statement/prospectus included in the Amendment No. 1 to the Registration Statement on Form S-4 previously filed on November 14, 2011. In particular, the revised prospectus contained in the 424(b) filing includes updated pro forma financial information as well as certain, additional disclosures relating to the description of Express Scripts’ financing, in each case, to reflect the pricing of a bond offering commenced on November 14, 2011 by Express Scripts.
The revised prospectus contained in the 424(b) filing (which contains the joint proxy statement/prospectus as mailed to the voting stockholders) is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Revised Prospectus, dated November 19, 2011.
* * *
FORWARD LOOKING STATEMENTS
Cautionary Note Regarding Forward-Looking Statements

This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:
STANDARD OPERATING FACTORS
▪	Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;

▪	Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;

▪	Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;

▪	Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;

▪	Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;

▪	A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;

▪	Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;

▪	The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;

▪	The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;

▪	Changes in industry pricing benchmarks;

▪	Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;

▪	Our failure to execute on, or other issues arising under, certain key client contracts;

▪	The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;
TRANSACTION-RELATED FACTORS
▪	Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the mergers with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;

▪	The ability to obtain governmental approvals of the mergers;

▪	Uncertainty as to the market value of Express Scripts merger consideration to be paid and the stock component of the Medco merger consideration;

▪	Failure to realize the anticipated benefits of the mergers, including as a result of a delay in completing the mergers or a delay or difficulty in integrating the businesses of Express Scripts and Medco;

▪	Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares;

▪	Limitations on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;

▪	The expected amount and timing of cost savings and operating synergies; and

▪	Failure to receive the approval of the stockholders of either Express Scripts or Medco for the mergers.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Aristotle and Medco on file with the Securities and Exchange Commission (“SEC”), including the joint preliminary proxy statement/prospectus included in the registration statement on Form S-4 filed by Aristotle with the SEC on November 14, 2011. Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Aristotle. In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Aristotle, Plato Merger Sub, Inc. and Aristotle Merger Sub, Inc. (the “Merger”), Medco, Express Scripts and Aristotle have filed relevant materials with the SEC and intend to file additional materials. On November 14, 2011, Medco, Express Scripts and Aristotle filed with the SEC Amendment No. 1 to the registration statement on Form S-4 that included a preliminary joint proxy statement of Express Scripts and Medco that also constitutes a preliminary prospectus of Aristotle. At the appropriate time, Express Scripts, Medco and Aristotle will mail the definitive joint proxy statement/prospectus regarding the Merger. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS FILED BY EXPRESS SCRIPTS, MEDCO AND ARISTOTLE WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, ARISTOTLE AND THE MERGER. The Form S-4, including the joint preliminary proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Aristotle or Medco with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:
Mackenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
Express Scripts, Aristotle and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, is contained in the Form S-4 and the joint preliminary proxy statement/prospectus regarding the Merger that Aristotle filed with the SEC on November 14, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
By:	/s/ Keith J. Ebling
	Name:	Keith J. Ebling
	Title:	Executive Vice President and General Counsel

Dated: November 18, 2011

Exhibit No.	Description
99.1	Revised Prospectus, dated November 19, 2011.